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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     June 9, 1995
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                          SOUTHERN MINERAL CORPORATION
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               (Exact name of registrant as specified in charter)



        Nevada                         0-8043                     36-2068676
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(State or other jurisdiction         (Commission                 (IRS Employer
      of incorporation)              File Number)             Identifiction No.)



            17001 Northchase, Suite 690, Houston, Texas  77060-2138
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code  (713) 872-7621
                                                  ----------------



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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events


               For the announcement that the Registrant has made an odd lot tender offer to shareholders of record who own less than 100 shares of the Registrant's common stock, the news release labeled "Southern Mineral Corporation Announces Odd Lot Tender Offer" is incorporated herein by reference.



                                    Exhibits


    99.1 News release dated June 21, 1995 labeled as "Southern Mineral Corporation Announces Odd Lot Tender Offer". Noted as EXHIBIT "I", page 1.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                    SOUTHERN MINERAL CORPORATION


Date June 22, 1995                        By     /s/ John Misitigh
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                                                     John Misitigh
                                                     Vice President, Secretary &
                                                          Treasurer
                                                     (Chief Accounting Officer)





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                              Index to Exhibits

  Exhibit
   Number      Description
  -------      -----------

    99.1 News release dated June 21, 1995 labeled as "Southern Mineral Corporation Announces Odd Lot Tender Offer". Noted as EXHIBIT "I", page 1.